UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

NuLife Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada _____________________ (State of Other Jurisdiction of Incorporation)	333-193220 _____________________ (Commission File Number)	46-3876675 _______________________ (IRS Employer Identification Number)

2618 San Miguel, Ste. 203, Newport Beach, California 92660
_____________________________________________________________________________________

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 973-0684

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On October 24, 2017, NuLife Sciences Inc. (the "Registrant") reached an amicable resolution by way of a settlement agreement and release (the "Settlement Agreement") with Duplitrans, Inc. ("Duplitrans") with respect to the parties' mutual desire to terminate an asset purchase agreement (the "Asset Purchase") previously entered into which will result in assets being returned to Duplitrans and a related party, GandTex LLC ("GandTex") in exchange for Ten Million (10,000,000) shares of the Registrant's Series B Preferred with additional royalty benefits. NuLife has agreed also to assign any license agreement rights back to Duplitrans, including all trade secrets, intellectual property, data, test results, technology, scientific information and other relevant information regarding transplant research and development.

In addition, patents acquired by the Registrant under the Asset Purchase will be assigned to GandTex in accordance with a separate settlement and release agreement entered into between the Registrant and GandTex on October _, 2017.

As a result of the settlement agreements, the Registrant will not continue its transplant research and will cease any and all operations which include the assets and patents described herein. Under the Settlement Agreement, the Registrant will provide Duplitrans further consideration of 2 million shares of the Registrant's common stock.

A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Settlement is does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Settlement Agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties, and actual results may differ materially from the results anticipated in the forward-looking statements. Differences may result from risks and uncertainties beyond the Company’s control. Additional factors that could materially impact the Company’s results and operations can be found under the caption “Risk Factors” in the Registrant's Annual Report on Form 10-K for the year ended September 30, 2016 and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, the Registrant does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Settlement and Release, dated as of October 24, 2017 among NuLife Sciences Inc. and Duplitrans Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuLife Sciences, Inc.

Date: October 31, 2017
By: /s/ John Hollister
John Hollister, CEO

Exhibit Index

Exhibit Number	Description
10.1	Settlement and Release, dated as of October 24, 2017 among NuLife Sciences Inc. and Duplitrans Inc.